Exhibit 10(w)



     Agreement dated as of August 17, 2001 among Lynch Corporation (the "Company"), Ralph R. Papitto ("Papitto") and Mario J. Gabelli ("Gabelli").

     WHEREAS, the Board of Directors (the "Board") of the Company has appointed Papitto Chief Executive Officer of the Company; and

     WHEREAS, the Board currently consists of Messrs. Gabelli, Papitto, Gray and Cerutti, with three vacancies resulting from the resignations of Messrs. Guzzetti, Dolan and Castor; and

     WHEREAS, it is contemplated that Papitto will designate three nominees to fill such vacancies; and, if such nominees are reasonably acceptable to the Company, the Company will recommend that the Board elect such nominees.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties agree as follows:

1. Papitto agrees to serve as the Company's Chief Executive Officer and Chairman of the Board. Gabelli agrees to serve as Vice Chairman of the Board.

2. Subject to approval by the shareholders of the Company, the Company hereby grants Papitto a nontransferable option (the "Option") to purchase 374,471shares of Common Stock, par value $.01 per share (the "Common Stock") (representing 20% on a fully-diluted basis of the shares of Common Stock outstanding on the date hereof), at an initial exercise price of $30 per share and having the other terms and conditions set forth in Exhibit A hereto.

3. The base salary, bonus and benefits payable to Papitto shall be as determined from time to time by the Board in relation to the size and scale of the Company's operations. The Company shall not compensate Papitto in respect of any tax consequences of the grant, holding or exercise of the Option.

4. The Company will move its executive offices from Rye, New York to Providence, Rhode Island at such time as may be determined by Papitto.

5. Subject to approval by the shareholders of the Company of the Option, Papitto agrees that he will present to the Company all acquisition opportunities presented to or secured by him or any of his affiliated companies prior to the date hereof and that neither he nor his affiliated companies will after the date hereof acquire direct or indirect control of any company (other than through acquisition by the Company) without the prior approval of a majority of the Board (excluding Papitto and any other director who is an officer of the Company or is or has been an officer of any other company managed by Papitto). The Company will reimburse Papitto for documented out-of -pocket costs incurred by Papitto in connection with acquisition opportunities secured by him prior to the date hereof that following the date hereof are pursued by the Company.

6. The Company will call a special meeting of shareholders to be held as promptly as practicable and will use its reasonable efforts to hold such meeting prior to October 31, 2001, at which meeting shareholders shall consider approval of the option attached as Exhibit A hereto. The Company hereby agrees to use all reasonable efforts to obtain shareholder approval of the foregoing.

7. Gabelli hereby agrees to vote all shares of Common Stock personally owned by him in favor of the Option.

8.

     (a) This Agreement may be amended, altered or modified only by written instrument executed by each of the parties.

     (b) This Agreement and the Exhibit hereto constitute the entire understanding and agreement of the parties, and supersede all prior agreements and understandings, written and oral, among the parties, on the other hand, with respect to the subject matter hereof.

     (c) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     (d) All notices and other communications hereunder shall be in writing and shall be deemed given if (i) delivered in person, (ii) transmitted by telecopy (with confirmation), (iii) mailed by certified or registered mail (return receipt requested and obtained) or (iv) delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  If to the Company:

                           Lynch Corporation
                           401 Theodore Fremd Avenue
                           Rye, NY 10580

                           Telecopy:  914-921-6410
                           Attention:  Chairman of the Board of Directors

                  and

                  If to Papitto:

                           Ralph R. Papitto
                           c/o AFC Cable Systems
                           50 Kennedy Plaza
                           Suite 1250
                           Providence, RI 02903

                           Telecopy:  401-453-2009

                  and

                  If to Gabelli:

                           Mario J. Gabelli
                           c/o Gabelli Group Capital Partners Inc.
                           One Corporate Center
                           Rye, New York 10580-1434

                           Telecopy:  914-921-5384

     (e) This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors, heirs, executors, representatives and permitted assigns of the parties. Nothing in this Agreement is intended or shall be construed to confer upon any entity or person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of each of the other parties hereto, this Agreement and the rights hereunder may not be assigned by any of the parties hereto.

     (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement, it being understood that all of the parties need not sign the same counterpart.

     (g) THIS AGREEMENT, THE LEGAL RELATIONS BETWEEN THE PARTIES AND THE ADJUDICATION AND THE ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

     (h) All actions arising under or relating to this Agreement shall be brought exclusively in the Federal District Court for the Southern District of New York or in any New York State Court sitting in the County of New York and having subject matter jurisdiction over such matters, and each of the parties hereto consents and agrees to personal jurisdiction, and waives any objection as to the venue, of such courts for purposes of such action. The parties to this Agreement agree to waive any right to a jury trial as to all disputes and any right to seek punitive or consequential damages.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the date appearing in the opening paragraph hereof.

                                                     LYNCH CORPORATION


                                                     By: /s/ Roger J. Dexter
                                                     Name: Roger J. Dexter
                                                     Title: Chief Financial
                                                                  Officer


                                                     /s/Ralph R. Papitto
                                                        Ralph R. Papitto


                                                     /s/Mario J. Gabelli
                                                        Mario J. Gabelli

Exhibit A
                         FORM OF STOCK OPTION AGREEMENT


THIS OPTION AGREEMENT AND ANY SHARES ACQUIRED UPON EXERCISE OF ANY OPTIONS PURSUANT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO THE ISSUER, SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE SECURITIES ACT AND SUCH LAWS.

THIS OPTION  AGREEMENT AND ANY OPTIONS  HEREUNDER ARE SUBJECT TO RESTRICTIONS ON
OFFER,  SALE,  ASSIGNMENT,  PLEDGE,  HYPOTHECATION,   GIFT,  TRANSFER  OR  OTHER
DISPOSITION, AS SPECIFIED HEREIN.

     Stock Option Agreement, dated as of ______, 2001, between Lynch Corporation and Ralph R. Papitto ("Papitto").

     WHEREAS, Papitto has agreed to serve as the Chief Executive Officer and Chairman of the Board of Directors of the Company, and the Company desires that he remain in such employ and that he increase his equity ownership in the Company in order to increase his incentive and personal interest in the welfare of the Company and its subsidiaries;

     NOW, THEREFORE, the parties hereby, subject to the terms and conditions of this Agreement as set forth herein, agree as follows:

     1. The Company grants to Papitto an option (the "Option") to purchase from the Company all or any part of an aggregate of 374,471 shares (as adjusted, the "Optioned Shares") of common stock, par value $.01 per share (the "Common Stock"). The Option is not intended to be an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended, and this Agreement shall be construed and interpreted in accordance with such intention.

     2. Subject to adjustment as provided herein, the purchase price upon any exercise of the Option shall be $30.00 per share (the "Option Price").

     3. The Option shall not be assignable or transferable by Papitto except by will or intestacy to the executors or administrators of Papitto's estate and, during the life of Papitto, the Option may be exercised only by him or his legal representative (any such person, the "Option Holder").

     4. The Option shall expire on and no longer be exercisable to any extent whatsoever after the earlier of (a) the tenth anniversary of the date of this Agreement or (b) the fifth anniversary of the date on which Papitto ceases for any reason to serve as the Chief Executive Officer of the Company. Any exercise of the Option may be either in whole or in part at any time and from time to time.

     5. Neither Papitto nor Papitto's legal representative or executors or administrators shall be or be deemed to be the holder of any of the Optioned Shares unless and until a certificate or other authorized evidence for such shares shall have been issued. Upon payment of the Option Price thereof, each share issued upon exercise of the Option shall be fully paid and nonassessable.

     6. In order to exercise the Option, the Option Holder shall give written notice of intent to exercise the Option to the Chief Financial Officer of the Company or his designee, specifying the number of the Optioned Shares with respect to which the Option is being exercised, and accompanied by payment to the Company of the amount of the Option Price for the number of the Optioned Shares so specified.

     7. Unless the shares to be issued upon the exercise of the Option shall be registered prior to the issuance thereof under the Securities Act of 1933, the Option Holder shall, as a condition of the Company's obligation to issue such shares, give a representation in writing that he is acquiring such shares for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof. In the event of the death of Papitto, an additional condition of exercising the Option shall be the delivery to the Company of such tax waivers and other documents as the Company shall determine.

     8. Upon any exercise of the Option, the Company may, in lieu of issuing the Optioned Shares covered by such exercise, cancel such portion of the Option in exchange for a cash payment to the Option Holder of an amount equal to the product of (a) the excess of the Closing Price (as defined below) of the Common Stock on the date the Company receives notice of such exercise over the Option Price then in effect multiplied times (b) the number of Optioned Shares covered by such exercise, less applicable withholding taxes.

     9. The Company shall at all times reserve and keep available, free from preemptive rights out of its authorized but unissued Common Stock, solely for the purpose of effecting exercises of the Option, the full number of shares of Common Stock that would then be deliverable upon the exercise of the entire then unexercised portion of the Option. If the Common Stock is quoted on the American Stock Exchange or any other U.S. national securities exchange and such shares shall have become freely transferable by the Option Holder under the federal securities laws, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all such shares of Common Stock.

     10.

          (a) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company payable in Common Stock, the Option Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Option Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. (For purposes of determining adjustments to the Option Price as set forth herein, shares of capital stock held in the treasury of the Company or any of its subsidiaries, and distributions or issuances in respect thereof, shall be disregarded.)

          (b) In case the Company shall issue rights or warrants to all or substantially all holders of its Common Stock entitling them, for a period of not more than 45 days, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as hereinafter defined) on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Option Price in effect at the opening of business on the day following the date fixed for termination of such subscription or purchase period shall be reduced by multiplying such Option Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock actually purchased upon exercise of such rights or warrants have purchased at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock actually purchased upon exercise of such rights or warrants, such reduction to become effective immediately after the opening of business on the day following the date fixed for such termination.

          (c) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Option Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Option Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (d) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock evidences of indebtedness, shares of capital stock of any class or series, other securities, cash or assets (other than Common Stock, rights or warrants referred to in clause (b) of this Section 10 or a dividend or distribution payable exclusively in cash), the Option Price in effect immediately prior to the close of business on the date fixed for the payment of such distribution shall be reduced by multiplying such Option Price by a fraction of which the numerator shall be the Current Market Price on the date fixed for such payment less the then fair market value (as determined in good faith by the Board of Directors of the Company, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) of the portion of such evidences of indebtedness, shares of capital stock, other securities, cash and assets distributed per share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for such payment.

          (e) In case the Company shall, by dividend or otherwise, make a distribution to all or substantially all holders of its Common Stock payable exclusively in cash in an aggregate amount that, when combined with the aggregate amount paid in respect of all other distributions to all or substantially all holders of its Common Stock paid exclusively in cash within the 12 months preceding the date fixed for the payment of such distribution to the extent such amount has not already been applied in a prior adjustment pursuant to this paragraph, exceeds 10% of the product of the Current Market Price on the date fixed for such payment times the number of shares of Common Stock on which such distribution is paid, the Option Price in effect immediately prior to the close of business on the date fixed for such payment shall be reduced by multiplying such Option Price by a fraction of which the numerator shall be the Current Market Price on the date fixed for such payment less the Per Share Distribution Amount (as hereinafter defined) paid in such distribution and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for such payment.

          (f) In case the Company or any of its Subsidiaries shall consummate a tender or exchange offer for all or any portion of the Common Stock, the Option Price in effect immediately prior to the close of business on the date of expiration of such tender or exchange offer shall be reduced or increased, as the case may be, by multiplying such Option Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such date of expiration less the number of shares of Common Stock actually purchased in such offer and the denominator shall be the number of shares of Common Stock outstanding at the close of business on such date of expiration less the number of shares Common Stock which the aggregate of the purchase price for the total number of shares of Common Stock actually purchased in such offer would have purchased at such Current Market Price, such reduction or increase, as the case may be, to become effective immediately prior to the opening of business on the day following such date of expiration.

          (g) The Company may not engage in any transaction if, as a result thereof, the Option Price would be reduced to below the par value per share of the Common Stock.

          (h) No adjustment in the Option Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Option Price; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          (i)  Whenever the Option Price is adjusted  pursuant to Section 10(a),
               (b) or (c), the number of Optioned Shares then subject to the Option shall, in the case of a reduction in Option Price, be increased proportionately and, in the case of an increase in Option Price, be decreased proportionately.

          (j) Whenever the Option Price is adjusted as herein provided, the Company shall compute the adjusted Option Price and number of Optioned Shares and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Option Price and number of Optioned Shares and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall be given by the Company to the Option Holder.

          (k)  The  following  definitions  shall  apply to  terms  used in this
               Section 10.

          "Closing Price" of any Common Stock on any day means the last reported per share sale price, regular way, of the Common stock on such day, or, in case no such sale takes place on such day, the average of the reported closing per share bid and asked prices, regular way, of the Common Stock on such day, in each case on the American Stock Exchange or, if the Common Stock is not listed or admitted to trading on the American Stock Exchange, on the principal national securities exchange or quotation system on which the Common Stock is listed or admitted to trading or quoted, or, if the Common Stock is not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing per share bid and asked prices of the Common Stock on such day in the over-the-counter market as reported by a generally accepted national quotation service or, if not so available in such manner, as furnished by any American Stock Exchange member firm selected from time to time by the Board of Directors of the Company for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors (whose good faith determination shall be conclusive and described in a resolution of the Board of Directors).

          "Common Stock" shall mean the Common Stock, or, subject to Section 11, any shares of any class or classes resulting from any reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from such reclassification bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Current Market Price" on any date in question means, with respect to any adjustment in Option Price as set forth herein, the average of the daily Closing Prices for the Common Stock for the five consecutive Trading Days selected by the Board of Directors commencing not more than 20 Trading Days before, and ending not later than, the earlier of the date in question and the day before the Ex Date with respect to the transaction requiring such adjustment; provided, however, that (i) if any other transaction occurs requiring a prior adjustment to the Option Price and the Ex Date for such other transaction falls after the first of the five consecutive Trading Days so selected by the Board of Directors, the Closing Price for each such Trading Day falling prior to the Ex Date for such other transaction shall be adjusted by multiplying such Closing Price by the same fraction by which the Option Price is so required to be adjusted as a result of such other transaction and (ii) if any other transaction occurs requiring a subsequent adjustment to the Option Price and the Ex Date for such other transaction falls on or before the last of the five consecutive Trading Days so selected by the Board of Directors, the Closing Price for each such Trading Day falling on or after the Ex Date for such other transaction shall be adjusted by dividing such Closing Price by the same fraction by which the Option Price is so required to be adjusted as a result of such other transaction.

          "Ex Date" means (i) when used with respect to any dividend, distribution or issuance, the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price is obtained without the right to receive such dividend, distribution or issuance, (ii) when used with respect to any subdivision or combination of shares of Common Stock, the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, (iii) when used with respect to any tender or exchange offer, the first date on which the Common Stock trades regular way on such exchange or in such market after such tender or exchange offer expires and (iv) when used with respect to any other transaction, the date of consummation of such transaction.

          "Per  Share   Distribution   Amount"   means,   with  respect  to  any
     distribution, (i) the cash paid in such distribution divided by (ii) the number of shares of Common Stock on which such distribution is paid.

          "Trading Day" means a day on which securities are traded on the national securities exchange or quotation system or in the over-the-counter market used to determine Closing Prices for the Common Stock.

     11. In the event of any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of the Common Stock) or any sale or transfer of all or substantially all of the assets the Company, the person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall enter into a written agreement with the Option Holder, providing that the Option Holder shall have the right thereafter, during the period in which the Option shall be exercisable, to exercise the Option only for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock for which the Option might have been exercised immediately prior to such consolidation, merger, sale or transfer, assuming the Option Holder (i) is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be, (a "Constituent Person") or an Affiliate of a Constituent Person and (ii) failed to exercise his or her rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer; provided, however, that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by persons other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (each, a "Non-Electing Share"), then for purposes of this Section 11 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares. Such written agreement shall provide for adjustments which, for events subsequent to the effective date of such agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 10. The provisions of this Section 11 shall similarly apply to successive consolidations, mergers, sales or transfers. If the exercise rights of the Option Holder shall be adjusted pursuant to this Section 11, then the Company shall cause to be given to the Option Holder a notice describing such adjustment in appropriate detail.

     12. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

     13. As a condition of the granting of the Option, Papitto agrees, for himself, his personal representatives and his estate and executors, that any dispute or disagreement which may arise under or as a result of or pursuant to this Agreement shall be determined by the Board of Directors of the Company, in its sole discretion, and that any interpretations by the Board of Directors of the Company of the terms of this Agreement shall be final, binding and conclusive.

     14. As a condition of exercising the Option, the Option Holder agrees to make such arrangements with the Company with respect to income tax withholding as the Company shall determine.

     15. Nothing herein contained shall be deemed to confer upon Papitto any right to continue in the employ of the Company, nor to interfere in any way with the right of the Company to terminate the employment of Papitto at any time for any reason or without reason.

     16. This Agreement constitutes the entire agreement between the Company and Papitto with respect to the matters covered hereby and may not be modified except by a written instrument signed by or on behalf of the Company and the Option Holder.

     17.  THIS  AGREEMENT,  THE LEGAL  RELATIONS  BETWEEN  THE  PARTIES  AND THE
          ADJUDICATION AND ENFORCEMENT HEREOF SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by a duly authorized officer and Papitto has hereto affixed his hand, as of the day and year first above written.


                                               LYNCH CORPORATION


                                               By: __________________
                                                    Name:
                                                    Title:



ACCEPTED AND AGREED TO:



------------------------------
Ralph R. Papitto